                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 26, 2001

                           Thermo Electron Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                 001-8002                                04-2209186
---------------------------------------    -----------------------------------     -------------------------------------
     (State or Other Jurisdiction                     (Commission                            (I.R.S. Employer
          of Incorporation)                           File Number)                         Identification No.)


              81 Wyman Street, P.O. Box 9046
                   Waltham, Massachusetts                                                    02454-9046
-------------------------------------------------------------                 ------------------------------------------
          (Address of Principal Executive Offices)                                           (Zip Code)


Registrant's telephone number, including area code: (781) 622-1000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

             EXHIBIT NO.         DESCRIPTION
             -----------         -----------
                23               Consent of Independent Public Accountants

                99.1 Definitive information statement of Viasys Healthcare Inc. dated October 26, 2001

                99.2 Forms of letters to stockholders of Thermo Electron Corporation and Viasys Healthcare Inc.


ITEM 9.  REGULATION FD DISCLOSURE.

     On October 26, 2001, the U.S. Securities and Exchange Commission declared effective the information statement on Form 10 relating to the previously announced distribution by Thermo Electron Corporation (the "Company") to the holders of record of the Company's common stock on November 7, 2001 of all of the shares of Viasys Healthcare Inc. ("Viasys") on November 15, 2001 (the "Spin-off").

     The Company has filed herewith (1) the definitive information statement providing details of the Spin-off and information about Viasys and (2) forms of letters to stockholders of the Company and Viasys regarding the same. The Company expects that its distribution agent, American Stock Transfer & Trust Company, will distribute on November 15, 2001 to the holders of record of the Company's common stock on November 7, 2001 the definitive information statement, the letters to stockholders, the Quarterly Report on Form 10-Q of Viasys for the quarter ended September 29, 2001 and certificates representing the shares of Viasys common stock to be distributed in the Spin-off.

     The definitive information statement of Viasys is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

     The forms of letters to stockholders of the Company and Viasys are filed as
Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2001               THERMO ELECTRON CORPORATION


                                      By: /s/ Theo Melas-Kyriazi
                                        ----------------------------------------
                                        Name:  Theo Melas-Kyriazi
                                        Title: Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION
    -----------       -----------
        23            Consent of Independent Public Accounts

        99.1          Definitive information statement of Viasys Healthcare Inc.
                      dated October 26, 2001


        99.2 Forms of letters to stockholders of Thermo Electron Corporation and Viasys Healthcare Inc.